EXHIBIT 32 — ADDITIONAL EXHIBITS

Section 906 Certification

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Lincoln National Corporation (the “Company”), hereby certifies that the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	May 7, 2004		/s/ JON A. BOSCIA

		Name:	Jon A. Boscia
		Title:	Chairman and Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required under Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Section 906 Certification

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Lincoln National Corporation (the “Company”), hereby certifies that the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	May 7, 2004		/s/ RICHARD C. VAUGHAN

		Name:	Richard C. Vaughan
		Title:	Executive Vice President and Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required under Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.